Exhibit 99.2

INVESTOR PRESENTATION First Quarter 2025 MyBank.com

2 Forward looking statements This presentation contains forward - looking statements as defined by the Private Securities Litigation Reform Act of 1995 . Forward - looking statements do not represent historical facts, but are statements about management's beliefs, plans and objectives about the future, as well as its assumptions and judgments concerning such beliefs, plans and objectives . These statements are evidenced by terms such as "anticipate," "estimate," "should," "expect," "believe," "intend," and similar expressions . Although these statements reflect management's good faith beliefs and projections, they are not guarantees of future performance and they may not prove true . The beliefs, plans and objectives on which forward - looking statements are based involve risks and uncertainties that could cause actual results to differ materially from those addressed in the forward - looking statements . For a discussion of these risks and uncertainties, see the section of the periodic reports that First United Corporation files with the Securities and Exchange Commission entitled "Risk Factors . Whether actual results will conform to expectations and predictions is subject to known and unknown risks and uncertainties . Actual results could be materially different from management’s expectations . This presentation should be read in conjunction with our Annual Report on Form 10 - K, as amended, for the year ended December 31 , 2024 , including the sections of the report entitled “Risk Factors”, as well as the reports and other documents that we subsequently file with the Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www . sec . gov or at our website at www . mybank . com . Except as required by law, we do not intend to publish updates or revisions of any forward - looking statements we make to reflect new information, future events or otherwise .

Table of Contents I. II. III. Corporate Overview Financial Performance Appendices Pg. 4 Pg. 10 Pg. 31

Our Mission To enrich the lives of our associates, customers, communities and shareholders through uncommon commitment to service and customized financial solutions. Corporate Overview Founded: 1900 Headquarters: Oakland, MD Locations: 22 branches Business Lines: ▪ Commercial & Retail Banking ▪ Trust Services ▪ Wealth Management Ticker: FUNC (Nasdaq) Website: www.MyBank.com Overview West Virginia Maryland • Pittsburgh, PA • Washington, DC • Columbus, OH • Baltimore, MD • Richmond, VA Morgantown, WV භ • Harrisburg, PA Winchester, VA භ Star denotes Oakland, Maryland Headquarters 4

East Region Central Region West Region $582,032 $447,781 $325,236 Loans (000s) $511,884 $734,513 $135,314 Deposits (000s) 4% 45% 3% Deposit Market Share (1) (at June 30, 2024) 10 9 3 Branches Note: Out of market loans represent $110 million and $50 million in brokered CDs are not reflected in this table (1) Source: FDIC Market Share Data, most current. Deposit market share for each region includes the following counties: West : Monongalia, WV Central: Garrett, MD; Allegany, MD; Mineral, WV East: Washington, MD; Frederick, MD; Berkeley, WV Core Markets 5

6 Core Strengths ▪ Diversified revenue stream driven by trust and brokerage fee income offsets tighter margin environments Diversified Revenue Stream ▪ Stable legacy markets produce steady low - cost funding ▪ Technology and business relationships drive growth Core Deposit Franchise ▪ Diverse and experienced Board with the skills to oversee risks, strategic initiatives and governance best practices ▪ Ongoing Board succession strategy Engaged & Diverse Leadership ▪ Supporting local causes with financial education, consultation and robust products and services ▪ Knowledgeable associates committed to helping clients & the communities we serve Culture of Engagement ▪ Well - established operational infrastructure will support future growth ▪ Expense management focus, hybrid work environment and technology drive cost savings Expense Structure ▪ Strong underwriting guidelines and risk management framework ▪ Focus on risk mitigation, loan concentration management and information security Robust Enterprise Risk Management ▪ Innovative, dynamic approach to attract and retain clients through customized solutions ▪ Investment in FinTech funds provides early exposure to new technology Forward - Thinking Approach ▪ Regulatory capital ratios significantly above regulatory requirements ▪ Significant access to liquidity sources Financial Strength

Total Shareholder Return 7 5 - Year 3 - Year 1 - Year % 155.2% 41.7% 35.6 First United % 120.5% 2.1% 18.1 S&P US Small Cap Banks % 69.9% 12.6% 18.3 2025 Proxy Peers

Risk Management, Monitoring & Mitigation Underlies all Strategic Priorities ▪ Low net charge - offs and strong asset quality resulting from conservative and proactive credit culture ▪ ACL level of 1.25%; future provisioning based on loan growth, economic environment and asset quality changes ▪ Diversified commercial loan portfolio and geographic footprint ▪ Disciplined loan growth strategy, concentration management, stress testing and exception tracking and monitoring ▪ Well - defined loan approval levels ▪ Centralized risk rating and monitoring of risk rating migration and delinquency trends ▪ Robust annual third - party loan review ▪ Maintaining an asset sensitive balance sheet and positioning for down rate environment ▪ Limiting longer - term investment exposure and actively managing loan and deposit terms and pricing ▪ Focused on capturing core, low - cost deposits ▪ Monitoring dynamic and static rate ramp scenarios ▪ Board regularly briefed on cyber - security matters ▪ Robust information security training programs for associates and Board ▪ Regular third - party review and testing of information security, compliance processes and cybersecurity controls ▪ No security breaches to - date ▪ Adaptive fraud detection and management ▪ Strong capital levels well above regulatory “well - capitalized” definition ▪ Conservative dividend payout policy to improve TCE and maintain capital during uncertain economic and political environment ▪ Capital stress tests indicate Bank is well positioned to absorb potential losses ▪ Stock repurchase program approved by board and executed with shareholder in mind ▪ Loan to deposit ratio of 91% ▪ Liquidity contingency plan in place and funds position monitored daily ▪ Liquidity stress testing performed quarterly with strong liquidity under various scenarios ▪ Available borrowing capacity of $465 million through tested correspondent lines of credit, FHLB and Federal Reserve ▪ Strong, stable low - cost core deposit franchise of 88% of total deposit portfolio Cyber - Security & Fraud Monitoring Asset Quality Capital Liquidity Management Interest Rate Sensitivity

9 Strategic Pillars & Key Objectives Culture & Human Capital ▪ Attract and hire passionate, diverse talent to engage with clients and prospects across broader geographics. ▪ Drive associate retention and foster career development through mentoring initiatives, leadership programs, and educational opportunities. ▪ Expand associate engagement , cross - functional collaboration , and communication . ▪ Enhance succession plan by fostering forward - thinking strategies that promote innovation and long - term growth. Product & Service Revenue Diversification ▪ Increase non - interest income as a percentage of revenue to reduce dependence on net interest margin. ▪ Expand business development training and outreach efforts to drive strategic sales growth and deepen community - oriented business owner relationships . ▪ Revamp customer segmentation to focus on expanding product and service utilization by the existing customer base. ▪ Improve brand awareness in growth markets. Resource Optimization ▪ Optimize balance sheet mix to maximize profitability. ▪ Expand net interest margin through a disciplined approach to loan and deposit portfolio repricing. ▪ Effectively manage Capital through repurchase opportunities and effective investor communication. ▪ Improve efficiency by utilizing technology, leveraging data, artificial intelligence, and digital alternatives. ▪ Reduce monetary loss and administrative costs associated with cyber security and fraud. ▪ Allocate resources to enhance market share and execute tactics to optimize geographic presence. ▪ Cultivate relationships for potential future bank and wealth expansion. Effective use of technology, marketing and communications, and environmental focus underlies all strategic priorities.

10 $5.8 Million Net Income (1) $0.89 Diluted EPS (1) 1.190% * ROAA (1) 13.70 * ROATCE (1) 3.56% NIM First Quarter Financial Highlights ▪ Total assets increased $6.7 million compared to December 31, 2024 ▪ Consolidated net income (1) of $5.8 million in 1Q25 compared to $3.7 million in 1Q24 and $6.2 million in linked quarter; pre - provision net revenue of $8.4 million compared to $6.4 million and $8.7, respectively ▪ Net interest income, on a non - GAAP, FTE basis* increased by $0.3 million in 1Q25 compared to 4Q24 driven by increased interest income and stable interest expense ▪ Asset quality remains stable with the ratio of the allowance for credit losses (“ACL”) to loans outstanding at 1.25% in 1Q25 and 1.23% in the linked quarter ▪ Efficiency ratio of 59.95% (1) for the first quarter of 2025 compared to 58.05% for the linked quarter; increase primarily attributable to increased non - interest expense related to reduced salaries and benefits in the fourth quarter 2024 offset slightly by increased net interest income and stable non - interest income (1) See Appendix for a reconciliation of these non - GAAP financial measures * 1Q2025 Annualized

11 Long - Term Growth Pre - Provision Net Revenue ($ in millions) (1) $30.8 $32.5 $25.9 $30.7 $8.4 2021 2022 2023 2024 1Q2025 (1) See Appendix for a reconciliation of these non - GAAP financial measures $3.54 $3.76 $2.80 $3.21 $0.89 2021 2022 2023 2024 1Q2025 Diluted Earnings per Share (1) Total Deposits ($ in millions) $1,469 $1,571 $1,551 $1,575 $1,624 2021 2022 2023 2024 1Q2025 Total Gross Loans, including PPP ($ in millions) $1,154 $1,279 $1,407 $1,481 $1,480 2021 2022 2023 2024 1Q2025 $114 PPP $8 PPP

12 Solid Profitability (1) See Appendix for a reconciliation of these non - GAAP financial measures Long - term Strategic Target 13% - 15% Long - term Strategic Target 1.25% - 1.60% Core ROAA (non - GAAP (1) ) Core ROATCE (non - GAAP (1) ) 1.35% 1.39% 0.97% 1.08% 1.19% 2021 2022 2023 2024 1Q2025 19.78% 19.94% 12.92% 13.35% 13.70% 2021 2022 2023 2024 1Q2025

13 Total 1 - 4 Family 35% CRE - NOO 21% C&I 19% CRE - OO 12% C&D 6% Consumer 4% Multi - family 3% Loan Diversification Loan Portfolio Mix (03/31/2025) RE/Rental/Leasing NOO 23% RE/Rental/ Leasing OO, C&I 18% All Other 17% Accommodations 12% Services 8% RE/Rental/Leasing Multifamily 5% Trade 5% Construction - Developers 2% Health Care / Social Assistance 4% RE/Rental/Leasing - Developers 3% Construction - All Other 3% Commercial Loan Mix (03/31/2025)

14 Commercial Industry Mix by Origination Year Commercial Industry Mix by Origination Prior to 2000 2000 - 2005 2006 - 2010 2011 - 2015 2016 - 2020 2021 - Current Total RE / Rental / Leasing - NOO - 4,056,697 739,235 7,541,268 72,648,672 139,050,807 224,036,679$ RE / Rental / Leasing - OO, C&I 4,017 17,773 501,365 9,071,652 44,983,620 123,014,966 177,593,393 RE / Rental / Leasing - Multifamily - 14,040 1,807,566 8,516,925 12,750,594 22,768,946 45,858,071 RE / Rental / Leasing - Developers - 22,500 73,553 - 1,810,686 28,098,986 30,005,725 Construction - All Other 33,967 11,000 45,445 1,745,043 8,325,287 17,882,921 28,043,663 Construction - Developers - - 2,116,950 69,768 376,504 14,277,992 16,841,214 Accommodations - 1,396,156 3,445,097 9,766,435 41,314,292 25,837,705 81,759,685 Services - 2,051,393 330,943 9,022,653 11,671,363 55,970,052 79,046,404 Health Care / Social Assistance - 10,000 1,777,963 4,723,720 7,462,812 28,406,077 42,380,572 Trade - 121,265 115,134 1,130,811 8,659,368 36,298,223 46,324,801 All Other 33,287 277,389 809,181 765,864 20,340,784 142,767,317 164,993,822 Totals 71,271$ 7,978,213$ 11,762,432$ 52,354,139$ 230,343,982$ 634,373,992$ 936,884,029$

Commercial Real Estate

Focus on risk mitigation and managing of concentrations

- CRE / Total Capital: 233%
- ADC / Total Capital: 41%

OFFICE*	CRE - Owner Occupied			CRE - Non-Owner Occupied			Total		
Geography	Note Book Balance	Number of loans	Avg Loan Balance	Note Book Balance	Number of loans	Avg Loan Balance	Note Book Balance	Number of loans	Avg Loan Balance
Central	$ 13,084,870	34	$ 384,849	$ 6,281,874	6	$ 1,046,979	$ 19,366,744	40	$ 484,169
East	$ 4,643,994	13	$ 357,230	$ 28,358,375	13	$ 2,181,413	$ 33,002,368	26	$ 1,269,322
OOM	$ 71,999	1	$ 71,999	$ -	0	$ -	$ 71,999	1	$ 71,999
West	$ 7,514,264	18	$ 417,459	$ 39,074,522	16	$ 2,442,158	$ 46,588,786	34	$ 1,370,258
Grand Total	**$ 25,315,127**	**66**	**$ 383,563**	**$ 73,714,770**	**35**	**$ 2,106,136**	**$ 99,029,897**	**101**	**$ 980,494**
% of Gross Loans	**1.71%**			**4.98%**			**6.69%**		
% of CRE	**4.75%**			**13.84%**			**18.59%**		

RETAIL**	CRE - Owner Occupied			CRE - Non-Owner Occupied			Total		
Geography	Note Book Balance	Number of loans	Avg Loan Balance	Note Book Balance	Number of loans	Avg Loan Balance	Note Book Balance	Number of loans	1.71
Central	$ 8,604,523	18	$ 478,029	$ 411,562	4	$ 102,891	$ 9,016,085	22	$ 409,822
East	$ 8,634,513	11	$ 784,956	$ 39,993,244	7	$ 5,713,321	$ 48,627,757	18	$ 2,701,542
OOM	$ 2,705,470	2	$ 1,352,735	$ 15,101,737	4	$ 3,775,434	$ 17,807,207	6	$ 2,967,868
West	$ 2,336,927	4	$ 584,232	$ 14,078,791	11	$ 1,279,890	$ 16,415,718	15	$ 1,094,381
Grand Total	**$ 22,281,433**	**35**	**$ 636,612**	**$ 69,585,333**	**26**	**$ 2,676,359**	**$ 91,866,767**	**61**	**$ 1,506,013**
% of Gross Loans	**1.51%**			**4.70%**			**6.21%**		
% of CRE	**4.18%**			**13.06%**			**17.24%**		

* There are no office buildings located in metropolitan markets or over four stories.

** There are no major/big box retail tenants.

15

16 Variable Rate Loans and Repricing * Includes personal lines of credit and home equity lines Loan Type Reprices Monthly % to Total Type Repricing Repricing 2025 % to Total Type Repricing Repricing 2026 % to Total Type Repricing Repricing 2027 + % to Total Type Repricing Grand Total Commercial Loans 40,485,841 19.0% 23,650,001 43.1% 22,160,722 62.2% 82,419,728 25.0% 168,716,292$ Commercial Lines of Credit 79,734,577 37.5% - 0.0% - 0.0% 391,137 0.1% 80,125,714 Commercial Floor Plans 30,854,848 14.5% - 0.0% - 0.0% - 0.0% 30,854,848 Mortgage - 0.0% 31,191,749 56.9% 13,471,985 37.8% 246,919,248 74.9% 291,582,982 Home Equity Lines (no Locks) 10,225,200 4.8% - 0.0% - 0.0% - 0.0% 10,225,200 Other Consumer Lines* 51,385,977 24.2% - 0.0% - 0.0% - 0.0% 51,385,977 Totals 212,686,443$ 100.0% 54,841,750$ 100.0% 35,632,707$ 100.0% 329,730,113$ 100.0% 632,891,013$

17 Credit Quality ALL / ACL Trends (Net Charge - Offs)/Average Loans Nonaccrual Loans / Total Loans NPAs / Total Assets 0.21% 0.27% 0.28% 0.33% 0.27% 2021 2022 2023 2024 1Q2025 0.60% 0.46% 0.48% 0.59% 0.51% 2021 2022 2023 2024 1Q2025 1.38% 1.14% 1.24% 1.23% 1.25% 2021 2022 2023 2024 1Q2025 - 0.02% --- - 0.06% - 0.07% - 0.16% - 0.10% 2021 2022 2023 2024 1Q2025

18 Investment Portfolio Duration Book Yield Portfolio % Par (000s) Sector 6.29 2.40% 29% 82,388 Treasury/Agency 5.25 2.15 2.62% 5.21% 19% 1% 52,390 1,919 Fixed MBS Floating MBS 6.35 1.99% 25% 72,352 CMO 7.40 4.36% 4% 12,368 Municipal 1.78 5.55% 1% 1,000 Corporate 4.29 2.11% 21% 59,000 Other 5.71 2.39% 100.0 $281,417 TOTAL Ratings: 100% of municipal holdings are rated A or better* $281.4 Million Thereafter 2029 2028 2027 2026 2025 Year $151,112 $17,598 $19,686 $34,541 $30,069 $20,982 Annual Cashflow ($000’s) Base Case Portfolio Total Cashflow Treasury/ Agency CMO Fixed MBS Other Municipal Corporate The Other category above of $59.0 million includes agency backed multi - family, commercial mortgage - backed securities. Trust Preferred securities are not included in total above. Floating MBS

19 Shocked Investment Portfolio Unrealized Gains / Losses Capital Impact Up300 Up200 Up100 BaseCase Dn100 Dn200 Dn300 Intent - 28,107 - 24,152 - 20,037 - 15,803 - 11,656 - 7,633 - 3,632 AFS - 53,328 - 45,076 - 36,454 - 27,432 - 18,313 - 8,814 582 HTM - 81,435 - 69,228 - 56,491 - 43,234 - 29,969 - 16,447 - 3,050 Total Corp Excess Above Well - Capitalized (After Proforma Sale) Regulatory Well - Capitalized Thresholds Federal Reserve Minimum RBC Thresholds Bank Difference Bank Pro - Forma AFS + HTM Sale Bank As Reported Corp Difference Corp Pro - Forma AFS + HTM Sale Corp As Reported (37,877) 171,323 209,200 (37,877) 197,271 235,148 Tier 1 Capital (38,225) 190,347 228,572 (37,877) 216,659 254,536 Total Risk Based Capital (RBC) 4.27% 6.50% 4.50% (2.24%) 11.26% 13.50% (2.20%) 10.77% 12.97% CET 1 Ratio 4.70% 8.00% 6.00% (2.24%) 11.26% 13.50% (2.17%) 12.70% 14.87% Tier 1 Ratio 3.95% 10.00% 8.00% (2.24%) 12.51% 14.75% (2.15%) 13.95% 16.10% Total RBC Ratio 5.02% 5.00% 4.00% (1.95%) 8.81% 10.76% (1.92%) 10.02% 11.94% Leverage Ratio Locally held TIF bonds of $1.6 million and Trust Preferred securities of $18.7 million have been excluded from the sale impac t

20 Deposits 34% 32% 28% 27% 26% 16% 23% 23% 25% 23% 39% 36% 37% 39% 39% 11% 8% 10% 9% 9% 0% 0% 2% 0% 3% 2021 2022 2023 2024 1Q2025 NIB Demand IB Demand MMA & Savings CDs - Retail CDs - Brokered $1.57 $1.42 $1.62 $1.57 $1.58 Deposit Composition ($ in billions as of 03/31/2025) 79% 81% 9 1% 94% 91% Loan to Deposit Ratio 2021 2022 2023 2024 1Q2025 Deposit levels relatively flat due to fierce competition for deposits and recent inflationary spending by consumers, businesses and municipalities. % Balance Deposit Type 76% $1,230,372,794 Insured Deposits 19% $309,835,765 Uninsured – Uncollateralized Deposits 5% $83,365,802 Uninsured - Collateralized Deposits % Balance (MMs) Deposit Type 49% $795,180,939 Retail Deposits 51% $828,393,422 Business Deposits

21 Funding 45% 46% 3% 6% Brokered Deposits Commercial Deposits Retail Deposits Borrowings Funding Mix Brokered/FHLB Maturities $25.0 $40.0 $25.0 $25.0 $25.0 July 2026 March 2026 March 2026 January 2026 September 2025 Dollars (in millions) FHLB Advance Federal Home Loan Bank Federal Home Loan Bank Brokered CD 4.23% Brokered CD 4.22% 4.04% 3.83% Brokered CD Federal Home Loan Bank 3.83%

22 Net Interest Margin (1) See Appendix for a reconciliation of these non - GAAP financial measures 3.63% 3.85% 4.63% 5.17% 5.34% 0.51% 0.44% 1.92% 2.51% 2.34% 3.28% 3.56% 3.26% 3.38% 3.56% 0.24% 0.21% 1.16% 1.62% 1.68% 0.1% 1.1% 2.1% 3.1% 4.1% 5.1% 2021 2022 2023 2024 1Q2025 Yield on Earning Assets Cost of Interest-bearing Liabilities Net Interest Margin Cost of Deposits

23 Diversified Fee Income (1) See Appendix for a reconciliation of these non - GAAP financial measures Composition 56% Trust and Brokerage 15% Service Charges 2% Net Gain on Loan Sales 19% Debit Card Income 7% Bank - owned Life Insurance 1% Other Noninterest Income Non - Interest Income Mix 1Q2025 Trust & Brokerage Assets Under Management (MMs) ▪ First United’s non - interest income (1) comprised 23% of operating revenue as of March 31, 2025 ▪ Fee - based business provides stable growth, and a diversified revenue stream not directly tied to interest rates, as well as opportunities to build client relationships ▪ First United’s diverse array of products provides opportunities to fully engage with customers and produce stable increases to earnings $1,482 $1,359 $1,532 $1,677 $1,655 2021 2022 2023 2024 1Q2025

Committed to Efficiency & Innovation



Efficient operational platforms and fraud protection

- CardSuite Pro Premium Debit Card Fraud
- Better Customer Segmentation with complete picture of customer data
- ProfitStars forecasting model
- Automated Loan Booking
- Vericast Consumer Loan Lead Generator
- Project Management Enhancements
- AI Innovation Initiative
- U1-Connect Customer Relationship Management Software

Planned solutions for a seamless and secure client experience:

- Zelle for Your Business
- Improved Customer Journey through Data Analytics
- New commercial loan software
- Consumer Online and Mobile Banking Digital Platform Upgrade
- Business Online and Mobile Banking Digital Platform Upgrade
- Check Fraud Prevention Solution

FinTech Investments

- Identity and Access Management
- FinTech Funds

Efficiency Ratio (1)

Strategic Target 53% - 58%



57.5%
56.4%
65.1%
61.3%
59.9%
2021
2022
2023
2024
1Q2025

Decrease in 1Q2025 due primarily to increased net interest income, stable non-interest income and controlled expenses.

(1) See Appendix for a reconciliation of these non-GAAP financial measures

24

25 Liquidity Position Net Availability ($ in thousands) Amount Used ($ in thousands) Amount Available ($ in thousands) Liquidity Sources (03/31/2025) Internal Sources $62,422 $62,422 Excess Cash $31,036 $31,036 Unpledged Securities (BV) External Sources $87,275 $87,275 Federal Reserve (Discount Window) $140,000 $237,886 $96,214 $140,000 $334,100 Correspondent Unsecured Lines of Credit FHLB $558,619 $96,214 $654,833 Total Funding Sources

26 Interest Rate Risk (1) Standard Model Assumptions Interest Rate Risk Sensitivity ▪ The Bank’s interest rate risk position is stress tested under three interest rate ramp scenarios to determine the impact on net interest income, net income and capital under dynamic and static balance sheet conditions. ▪ The Bank’s net interest income position at a slightly asset sensitive position. ▪ The Bank’s largest risk from an interest rate risk perspective is falling rate scenarios. ▪ Assumptions regarding offering rates, loan and investment prepayment speeds, beta and decay rates are reviewed and adjusted on a quarterly basis. Management Outlook & Strategy ▪ Disciplined loan pricing ▪ Manage deposit pricing on relationship and exception basis ▪ Deposit acquisition through short - term CD promotions and adjustable - rate money market products for businesses, municipalities and consumers ▪ Actively reducing deposit rates concurrent with market adjustments ▪ $25 million FHLB advance maturing in September 2025 ▪ $25 million Brokered CDs maturing in January 2026 ▪ $25 million FHLB advance maturing in March 2026 ▪ $40 million FHLB advance maturing in March 2026 ▪ $25 million Brokered CDs maturing in July 2026 +400 +300 +200 +100 Flat - 100 - 200 - 300 - 400 14.6% 12.0% 8.7% 4.7% (5.2%) (9.8%) (14.8%) (20.4%) Net Interest Income (03/31/25) 8.5% 7.9% 6.3% 3.5% (4.2%) (8.0%) (12.0%) (16.5%) Net Interest Income (12/31/24) (16.2%) (11.0%) (6.2%) (2.3%) 0.4%) (1.9%) (7.5%) (16.1%) EVE (12/31/24) 12 Month Sensitivity Shock

27 Capital Management CET1 Ratio Leverage Ratio Tier 1 Ratio Total Risk - Based Capital Ratio Regulatory Well - Capitalized 10% 5% 8% 6.5% 14.64% 15.06% 14.42% 14.70% 14.94% 2021 2022 2023 2024 1Q2025 15.89% 16.12% 15.64% 15.92% 16.17% 2021 2022 2023 2024 1Q2025 10.80% 11.46% 11.30% 11.88% 11.94% 2021 2022 2023 2024 1Q2025 12.50% 12.96% 12.44% 12.79% 13.03% 2021 2022 2023 2024 1Q2025 Strong capital levels allowing for continued growth.

28 Capital Management Tangible Book Value / Share TCE Ratio $19.61 $20.90 $22.56 $25.89 $26.55 2021 2022 2023 2024 1Q2025 7.56% 7.59% 7.91% 8.54% 8.74% 2021 2022 2023 2024 1Q2025

29 Strategic Targets Long Term Strategic Target Range (*) Non - GAAP 12/31/2024 Actual 12/31/2024 Non - GAAP 12/31/2023 Actual 12/31/2023 Metric 8% - 12% 15% 41% - 26% (1) - 40% EPS Growth (YoY) Strong Shareholder Return 20% - 25% 27.0% 27.0% 34.6% 34.6% Dividend Payout Ratio 1.25% - 1.60% 1.08% 1.06% 0.97% (1) 0.78% ROAA 13% - 15% 13.35% 13.08% 12.92% (1) 10.51% ROATCE 8% - 10% 8.54% 8.54% 7.91% 7.91% TCE Ratio 6% - 8% 12% 12% 0.0% 0.0% Revenue Growth (YoY) High Quality, Diversified Revenue Stream 21% - 23% 24.8% 24.8% 24.8% 24.8% Non - Int Inc / Revenue 3.5% - 3.8% 3.38% 3.38% 3.26% 3.26% N IM 7% - 10% 5.3% 5.3% 9.9% 9.9% % Loan Growth Balance Sheet Growth 70% - 76% 75% 75% 74% 74% Loans / Assets 85% - 90% 94% 94% 91% 91% Loans / Deposits 53% - 58% 61.31% 61.31% 65.1% (1) 65.1% (1) Efficiency Ratio (adjusted for non - core items) Highly Efficient Operations 0.50% - 1.00% 0.33% 0.33% 0.32% 0.32% NPLs / Loans Robust Risk Enterprise Management 0.10% - 0.50% - 0.16% - 0.16% - 0.07% - 0.07% Net Charge Offs / Avg. Total Loans (*) Targets reviewed on an annual basis – Revised July 2024 (1) See Appendix for a reconciliation of these non - GAAP financial measures

Strong Investor Relations & Shareholder Engagement Members of the Board and senior management routinely engage with shareholders and other stakeholders, and management regularly updates the Board in the context of ongoing investor discussions. These engagements help the Board and management gather feedback on a variety of topics, including strategic and financial performance, executive compensation, Board composition, and leadership structure. Clear long - term strategic plan with performance targets x Dedicated Investor Relations contact x Investor conferences and prospective investor engagement x Investor presentations and periodic outreach to institutional and retail shareholders x How to contact your Board: Shareholders and interested parties wishing to contact our Board may send a letter to First United Corporation Board of Direc tor s, c/o Tonya K. Sturm, Secretary, First United Corporation, 19 South Second Street, Oakland, Maryland, 21550 - 0009 or by e - mail at tsturm@mybank.com. The Secretary will deliver all shareholder communications directly to the Board for consideration. 30

31 31 I. II. III. Management Team Board of Directors Non - GAAP Reconciliation Pg. 32 Pg. 33 Pg. 37 Appendices

32 32 Management Team Carissa L. Rodeheaver Chairman of the Board, President & CEO 33+ years career with First United with in - depth industry, wealth management, financial and operational experience Jason B. Rush SVP & Chief Operating Officer 30+ years with in - depth industry, retail, risk and compliance and operations experience Tonya K. Sturm SVP & Chief Financial Officer, Corp. Secretary & Treasurer 35+ years of banking, audit, credit, retail, risk and compliance and financial and operational experience R.L. Fisher SVP & Chief Revenue Officer 25+years with in - depth industry, retail, commercial and mortgage banking experience Keith R. Sanders SVP & Chief Wealth Officer 30+ years specializing in wealth management, estate planning, trust administration and financial planning Our leadership team reflects the diversity of thought from the communities we serve, executes on our strategy and drives shareholder returns. Julie W. Peterson SVP & Chief Credit Officer 30+ years with in - depth industry, commercial banking, and credit experience

Carissa L. Rodeheaver
Chairman of the Board, President & CEO
First United Corporation and
First United Bank & Trust



Brian Boal
Lead Independent Director,
Nomination & Governance Chair
Boal & Associates, PC



John F. Barr
Independent Director
Chairman of the Board,
Ellsworth Electric, Inc.



Sanu Chadha
Independent Director
Managing Partner,
M&S Consulting



Christy DiPietro
Independent Director,
Audit Chair
Chartered Financial Analyst,
Hidden Cove Advisory



Kevin Hessler
Independent Director,
Principal, LSWG, Inc.



Patricia Milon
Independent Director
Principal,
Milford Advisory Group, LLC



Beth E. Moran
Independent Director,
The Law Offices of Beth E. Moran



I. Robert Rudy
Independent Director
President, I.R. Rudy's, Inc.



H. Andrew Walls, III
Independent Director
President, MPB Print & Sign Superstore
Member, MEGBA, LLC

Board of Directors

First United's Board of Directors represents individuals with varied backgrounds and viewpoints, contributing to its well-rounded leadership and governance structure.

33

Board of Directors Thoughtful Evaluation and Evolution Our Board is comprised of a diverse group of directors who bring a variety of perspectives, experience, and characteristics to First United. Board Composition 90% of our directors are independent Our Nominating and Governance Committee is responsible for determining directorship criteria, identifying and evaluating candidates for the Board, and regularly assessing the Board’s governance practices. x 100% Independent Board Committees x Majority Voting Standard for Director Elections x Annual Committee and Self - Evaluations x Balanced Tenure, with four directors added in the past four years x Retirement policy, at the age of 75 x Routine shareholder & stakeholder engagement 0 - 5 5 - 10 10+ TENURE 45 - 53 54 - 62 62+ AGE 34

Board of Directors

Director Skills Matrix										
	Barr	Boal[1]	Chadha	DiPietro[1]	Hessler[1]	Milon	Moran	Rodeheaver	Rudy	Walls
Executive Leadership	✓		✓		✓	✓		✓	✓	✓
Public Company Board Experience						✓	✓	✓		
Information Technology			✓			✓				
Financial Services/ Banking		✓		✓	✓	✓		✓		✓
Asset Management				✓	✓	✓		✓		
Brokerage/ Investment Banking				✓		✓		✓		
Strategic Planning	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Accounting/Finance		✓		✓	✓			✓		
Regulatory					✓	✓	✓	✓		
Risk Management	✓	✓	✓	✓		✓		✓	✓	✓
Legal Expertise						✓	✓			
Governance	✓				✓	✓		✓	✓	✓
Board Tenure and Age										
Tenure	11	11	4	4	1	5	2	12	32	19
Age	71	52	48	63	68	62	61	59	72	64

The First United board of directors brings a diverse range of skills, experiences, and backgrounds to the work of overseeing risk and strategy. With experience in fields such as banking, government, accounting, investing, project management, technology, and a range of local entrepreneurial businesses, they apply these diverse backgrounds to their work on behalf of our shareholders.

[1]Qualifies as a Financial Expert for proxy purposes.

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36 Continuous Progress We continue to advance our Governance profile over time, recognizing the importance of our key stakeholders – including our customers and our communities – to our business. Over the past few years, we have implemented several important enhancements to align our ESG profile with our long - term investors’ expectations for best - in - class corporate governance. x Enhanced structure to more strongly align pay and performance Compensation Governance x Revised stock ownership guidelines for Directors and Executives x Declassified the Board of Directors Adopted Proxy Access x Shareholder access to change By - laws x Management majority vote proposal received strong shareholder support (albeit short of super - majority threshold needed) x Ongoing Board refreshment x Adopted right to call a special meeting. x Adopted mandatory director retirement policy x Adopted plurality voting standard for contested director elections x Enhanced shareholder engagement program x Modernized NGC Charter x Formalized LID role & responsibilities

Non-GAAP Reconciliation

This presentation includes certain non-GAAP financial measures, including pre-provision net revenue, net income, earnings per share (basic and diluted), return on average assets, return on average tangible common equity, tangible common equity, tangible assets, the ratio of tangible common equity to tangible assets, tangible book value per share, net interest margin, and efficiency ratio. These non-GAAP financial measures and any other non-GAAP financial measures that are discussed in this presentation should not be considered in isolation, and should be considered as additions to, and not substitutes for or superior to, measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of the Company's non-GAAP financial measures as tools for comparison. The following is a reconciliation of the non-GAAP financial measures used in (or conveyed orally during) this presentation to their most directly comparable GAAP financial measures.

($000s, except where otherwise noted)	2021	2022	2023	2024	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	YTD 3/31/2025
Pre-Provision Net Revenue ("PPNR")										
Pre-tax income, as reported	$ 26,309	$ 33,181	$ 19,476	$ 27,229	$ 4,860	$ 6,521	$ 7,703	$ 8,145	$ 7,698	$ 7,698
Add back: Provision expense	(817)	(643)	1,619	2,933	946	1,192	266	529	656	$ 656
Add back: FHLB penalty, gross	2,368	-	-	-	-	-	-	-		-
Add back: Contribution	1,000	-	-	-	-	-	-	-		-
Add back: Insurance reimbursement	(1,375)	-	-	-	-	-	-	-		-
Add back: Settlement expense, gross	3,300	-	-	-	-	-	-	-		-
Add back: Securities loss			4,214	-	-	-	-	-		-
Add back: Branch closure expenses			623	562	562	-	-	-		-
Pre-Provision Net Revenue, as adjusted	**$ 30,785**	**$ 32,538**	**$ 25,932**	**$ 30,724**	**$ 6,368**	**$ 7,713**	**$ 7,969**	**$ 8,674**	**$ 8,354**	**$ 8,354**
Net Income										
Net income, as reported	$ 19,770	$ 25,048	$ 15,060	$ 20,568	$ 3,698	$ 4,914	$ 5,770	$ 6,186	$ 5,806	$ 5,806
Less: Preferred stock dividends	-	-	-	-	-	-	-	-	-	-
Net income, available to common shareholders, as reported (a)	$ 19,770	$ 25,048	$ 15,060	$ 20,568	$ 3,698	$ 4,914	$ 5,770	$ 6,186	$ 5,806	$ 5,806
Add Back: Impact of Tax Reform Act										
Add back: FHLB penalty, net of tax	1,790	-	-	-	-	-	-	-	-	-
Add back: Contribution, net of tax	770	-	-	-	-	-	-	-	-	-
Add back: Insurance reimbursement, net of tax	(1,059)	-	-	-	-	-	-	-	-	-
Add back: Settlement expense, net of tax	2,565	-	-	-	-	-	-	-	-	-
Add back: Securities loss			3,259	-	-	-	-	-	-	-
Add back: Branch closure expenses			482	425	425	-	-	-	-	-
Net income, as adjusted (b)	**$ 23,836**	**$ 25,048**	**$ 18,801**	**$ 20,993**	**$ 4,123**	**$ 4,914**	**$ 5,770**	**$ 6,186**	**$ 5,806**	**$ 5,806**

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38 Non - GAAP Reconciliation , continued

Non-GAAP Reconciliation, continued

($000s, except where otherwise noted)	2021	2022	2023	2024	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	YTD 3/31/2025
Return on Average Assets (quarter and YTD annualized)										
Average Assets (c)	$ 1,765,148	$ 1,801,711	$ 1,924,119	$ 1,946,724	$ 1,958,684	$ 1,933,390	$ 1,912,887	$ 1,944,571	$ 1,976,702	$ 1,976,702
Return on Average Assets, as reported (a)/(c)	1.12%	1.39%	0.78%	1.06%	0.76%	1.02%	1.20%	1.27%	1.19%	1.19%
Add Back: Impact of Tax Reform Act										
Add back: FHLB penalty, net of tax	0.10%	0.00%	0.00%	0.00%	-	-	-	-	-	-
Add back: Contribution, net of tax	0.04%	0.00%	0.00%	0.00%	-	-	-	-	-	-
Add back: Insurance reimbursement, net of tax	-0.06%	0.00%	0.00%	0.00%	-	-	-	-	-	-
Add back: Settlement expense, net of tax	0.15%	0.00%	0.00%	0.00%	-	-	-	-	-	-
Add back: Securities loss			0.17%	0.00%	-	-	-	-	-	-
Add back: Branch closure expenses			0.02%	0.02%	0.09%	-	-	-	-	-
Return on Average Assets, as adjusted (b)/(c)	**1.35%**	**1.39%**	**0.97%**	**1.09%**	**0.85%**	**1.02%**	**1.20%**	**1.27%**	**1.19%**	**1.19%**
Return on Average Common Stockholders' Equity										
Return on Average Tangible Common Stockholders' Equity										
Average common stockholders' equity (f)	$ 132,550	$ 137,685	$ 155,631	$ 169,189	$ 163,944	$ 165,040	$ 170,778	$ 176,507	$ 183,463	$ 183,463
Average common stockholders' equity, as adjusted	132,550	137,685	155,631	169,189	163,944	165,040	170,778	176,507	183,463	183,463
Less: Average goodwill and intangibles	11,004	12,043	12,279	11,949	12,071	11,991	11,907	11,827	11,745	11,745
Average tangible common equity (g)	**$ 121,546**	**$ 125,642**	**$ 143,352**	**$ 157,240**	**$ 151,873**	**$ 153,049**	**$ 158,871**	**$ 164,680**	**$ 171,718**	**$ 171,718**
Return on average common stockholders' equity, as reported (a)/(f)	14.92%	18.19%	9.68%	12.16%	9.07%	11.98%	13.44%	13.94%	12.83%	12.83%
Add back: FHLB penalty, net of tax	1.47%	0.00%	0.00%	0.00%	-	-	-	-	-	-
Add back: Contribution	0.63%	0.00%	0.00%	0.00%	-	-	-	-	-	-
Add back: Insurance reimbursement	-1.15%	0.00%	0.00%	0.00%	-	-	-	-	-	-
Add back: Settlement expense, net of tax	2.11%	0.00%	0.00%	0.00%	-	-	-	-	-	-
Add back: Securities loss			2.10%	0.00%	-	-	-	-	-	-
Add back: Branch closure expenses			0.31%	0.25%	1.04%	-	-	-	-	-
Return on average common stockholders' equity, as adjusted (b)/(f)	**17.98%**	**18.19%**	**12.09%**	**12.41%**	**10.11%**	**11.98%**	**13.44%**	**13.94%**	**12.83%**	**12.83%**

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Non-GAAP Reconciliation, continued

($000s, except where otherwise noted)	2021	2022	2023	2024	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	YTD 3/31/2025
Return on average tangible common equity, as reported (a)/(g)	16.27%	19.94%	10.51%	13.08%	9.79%	12.91%	14.45%	14.94%	13.71%	13.71%
Add Back: Impact of Tax Reform Act		0.00%	0.00%	0.00%	-	-	-			-
Add back: FHLB penalty, net of tax	1.47%	0.00%	0.00%	0.00%	-	-	-	-	-	-
Add back: Contribution	0.63%	0.00%	0.00%	0.00%	-	-	-	-	-	-
Add back: Insurance reimbursement	-0.87%	0.00%	0.00%	0.00%	-	-	-	-	-	-
Add back: Settlement expense, net of tax	2.11%	0.00%	0.00%	0.00%	-	-	-	-	-	-
Add back: Securities loss			2.10%	0.00%	-	-	-	-	-	-
Add back: Branch closure expenses			0.31%	0.27%	1.04%	-	-	-	-	-
Return on average tangible common equity, as adj (b)/(g)	**19.61%**	**19.94%**	**12.92%**	**13.35%**	**10.83%**	**12.91%**	**14.45%**	**14.94%**	**13.71%**	**13.71%**
Tangible Book Value per Common Share										
Total common equity, as reported (h)	$ 141,900	$ 151,793	$ 161,873	$ 179,295	$ 165,481	$ 164,177	$ 173,979	$ 179,295	$ 183,694	$ 183,694
Less: Goodwill and intangibles	12,052	12,433	12,103	11,773	12,021	11,938	11,856	11,773	11,691	11,691
Total tangible common equity (i)	**$ 129,848**	**$ 139,360**	**$ 149,770**	**$ 167,522**	**$ 153,460**	**$ 152,239**	**$ 162,123**	**$ 167,522**	**$ 172,003**	**$ 172,003**
Common shares outstanding - basic (actual) (j)	6,620,955	6,666,428	6,639,888	6,471,096	6,648,645	6,465,601	6,468,625	6,471,096	6,478,634	6,478,634
Tangible book value per basic common share (i)/(j)	**$ 19.61**	**$ 20.90**	**$ 22.56**	**$ 25.89**	**$ 23.08**	**$ 23.55**	**$ 25.06**	**$ 25.89**	**$ 26.55**	**$ 26.55**
Tangible common equity to tangible assets ("TCE Ratio")										
Total assets, as reported (k)	1,729,838	1,848,169	1,905,860	1,973,022	1,912,953	1,868,599	1,916,126	1,973,022	1,979,753	1,979,753
Less: Goodwill	12,052	12,433	12,103	11,773	12,021	11,938	11,856	11,773	11,691	11,691
Total tangible assets (l)	$ 1,717,786	$ 1,835,736	$ 1,893,757	$ 1,961,249	$ 1,900,932	$ 1,856,661	$ 1,904,270	$ 1,961,249	$ 1,968,062	$ 1,968,062
Tangible common equity to tangible assets (k)/(l)	**7.56%**	**7.59%**	**7.91%**	**8.54%**	**8.07%**	**8.20%**	**8.51%**	**8.54%**	**8.74%**	**8.74%**

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Non-GAAP Reconciliation, continued

($000s, except where otherwise noted)	2021	2022	2023	2024	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	YTD 3/31/2025
Net interest margin (tax equivalent)										
Net interest income	$ 52,542	$ 57,631	$ 56,869	$ 59,981	$ 13,812	$ 15,239	$ 15,229	$ 15,701	$ 16,017	$ 16,017
Tax equivalent adjustment	939	940	629	227	57	57	59	54	49	$ 49
Tax equivalent net interest income (m)	$ 53,481	$ 58,571	$ 57,498	$ 60,208	$ 13,869	$ 15,296	$ 15,288	$ 15,755	$ 16,066	$ 16,066
Average earning assets (n)	$ 1,629,299	$ 1,647,151	$ 1,766,240	$ 1,782,241	$ 1,787,955	$ 1,763,917	$ 1,757,184	$ 1,800,332	$ 1,829,989	$ 1,829,989
Net interest margin (tax equivalent) (m)/(n)	**3.28%**	**3.56%**	**3.26%**	**3.38%**	**3.12%**	**3.49%**	**3.46%**	**3.48%**	**3.56%**	**3.56%**
Efficiency Ratio										
Noninterest expense, as reported	$ 47,764	$ 43,145	$ 50,244	$ 49,642	$ 12,881	$ 12,364	$ 12,313	$ 12,084	$ 12,577	$ 12,577
Less: FHLB penalty, gross	(2,368)	-	-	-	-	-	-	-	-	-
Less: Contribution	(1,000)	-	-	-	-	-	-	-	-	-
Less: Settlement expense	(3,300)	-	-	-	-	-	-	-	-	-
Less: Branch closure expenses			623	562	562	-	-	-	-	-
Noninterest expense, adjusted (o)	$ 41,096	$ 43,145	$ 49,621	$ 49,080	$ 12,319	$ 12,364	$ 12,313	$ 12,084	$ 12,577	$ 12,577
Net interest income	$ 52,542	$ 57,631	$ 56,868	$ 59,981	$ 13,812	$ 15,239	$ 15,229	$ 15,701	$ 16,016	$ 16,016
Noninterest income	20,714	17,906	14,471	19,827	4,875	4,841	5,053	5,058	4,914	4,914
Less: Insurance reimbursement	(1,375)	-	-	-	-	-	-	-	-	-
Less: Securities loss			(4,214)	-	-	-	-	-	-	-
Tax equivalent adjustment	939	940	629	227	57	57	59	54	49	49
Total tax equivalent revenue (p)	$ 72,820	$ 76,477	$ 76,182	$ 80,035	$ 18,744	$ 20,137	$ 20,341	$ 20,813	$ 20,979	$ 20,979
Efficiency ratio, as adjusted (o)/(p)	**56.44%**	**56.41%**	**65.12%**	**61.31%**	**65.71%**	**61.39%**	**60.52%**	**58.05%**	**59.95%**	**59.95%**

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